UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2014

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

On September 30, 2014, the Audit Committee of the Board of Directors of Access Midstream Partners GP, L.L.C. (the "General Partner"), the general partner of Access Midstream Partners. L.P. ("ACMP"), dismissed PricewaterhouseCoopers LLP ("PwC") as ACMP’s independent registered public accounting firm upon the filing of ACMP’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The Audit Committee approved the appointment of Ernst & Young LLP ("EY") as ACMP’s independent registered public accounting firm for the fiscal year ending December 31, 2014. ACMP is a significant subsidiary of The Williams Companies, Inc. (the "Company") and EY is the independent registered public accounting firm of the Company.

PwC’s audit reports on ACMP’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through September 30, 2014, there were (i) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the above statements as they relate to PwC. A copy of PwC’s letter to the SEC dated September 30, 2014 is attached as Exhibit 16.1 hereto.

In connection with the audits of ACMP’s consolidated financial statements, during ACMP’s two most recent fiscal years ended December 31, 2013 and 2012 and subsequent interim period through September 30, 2014, neither ACMP, the General Partner nor anyone on each of its behalf has consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ACMP’s financial statements, and neither a written report nor oral advice was provided to ACMP or the General Partner that EY concluded was an important factor considered by ACMP or the General Partner in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 30, 2014, regarding change in independent registered public accounting firm.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

October 3, 2014	By:	/s/ Ted T. Timmermans

Name: Ted T. Timmermans
Title: Vice President, Controller and Chief Accounting Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 30, 2014, regarding change in independent registered public accounting firm.